UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 25, 2021

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COVENANT LOGISTICS GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24960	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy., Chattanooga, TN	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$0.01 Par Value Class A common stock	CVLG	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   [   ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 25, 2021, Covenant Logistics Group, Inc., a Nevada corporation (the "Company"), announced that John Tweed, Co-President and Chief Operating Officer, will transition to a multi-year consulting role effective July 3, 2021. In connection with the transition, the Company entered into an amended and restated executive severance agreement (the “Amended Severance Agreement”) with Mr. Tweed, as well as a consulting agreement (the “Consulting Agreement”) with an entity associated with Mr. Tweed (the “Consulting Entity”). Mr. Tweed’s final day of employment is expected to be July 3, 2021 and the Consulting Agreement is to be effective July 4, 2021.

The Amended Severance Agreement provides for (i) certain benefits in the case of Mr. Tweed’s termination before July 3, 2021, consistent with the terms of his original executive severance agreement disclosed in our Current Report on Form 8-K filed on April 30, 2020, (ii) certain non-competition and non-solicitation provisions, which remain unchanged from his original executive severance agreement, effective during the term of Mr. Tweed’s employment and continuing until the earlier of July 4, 2021 or the effectiveness of the Consulting Agreement, and (iii) an award of 50,000 shares of Class A restricted stock, to vest on the earlier of January 25, 2022 or a change-in-control of the Company.

Pursuant to the Consulting Agreement, (i) Mr. Tweed will provide certain consulting services to the Company from July 4, 2021 through December 31, 2022, unless the Consulting Agreement is earlier terminated by the Company as provided in the Consulting Agreement (the “Term”), (ii) during the Term, the Company will pay to the Consulting Entity $128,000 per quarter for Mr. Tweed being available to provide consulting services for a minimum of 25 days per quarter, and (iii) Mr. Tweed agreed to certain non-solicitation provisions during the Term and through the earlier of June 30, 2023 or one year following the termination of the Consulting Agreement.

The foregoing descriptions of the Amended Severance Agreement and Consulting Agreement do not purport to be complete and are qualified in their entirety by reference to the Amended Severance Agreement and Consulting Agreement, a copies of which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT LOGISTICS GROUP, INC.
(Registrant)

Date: January 26, 2021	By:	/s/ M. Paul Bunn
M. Paul Bunn
Executive Vice President, Chief Financial Officer, and Secretary